                                                                  EXHIBIT 10(aa)





                           SECOND AMENDED AND RESTATED

                                SYSCO CORPORATION

                  BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN












                                                         Effective April 1, 2002

                           SECOND AMENDED AND RESTATED
                                SYSCO CORPORATION
                  BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS


                                                                                                                PAGE


ARTICLE I       DEFINITIONS.......................................................................................3
1.1      Account..................................................................................................3
1.2      Beneficiary..............................................................................................3
1.3      Board of Directors.......................................................................................3
1.4      Business Day.............................................................................................3
1.5      Change of Control........................................................................................3
1.6      Change of Control Payout Benefit.........................................................................4
1.7      Change of Control Payout Election........................................................................4
1.8      Code.....................................................................................................4
1.9      Committee................................................................................................4
1.10     Default Distribution Option..............................................................................4
1.11     Default Investment.......................................................................................4
1.12     Deferred Compensation Ledger.............................................................................4
1.13     Exchange Act.............................................................................................4
1.14     Fair Market Value........................................................................................4
1.15     Installment Distribution Option..........................................................................5
1.16     Investment...............................................................................................5
1.17     Lump Sum Distribution Option.............................................................................5
1.18     Participant..............................................................................................5
1.19     Plan.....................................................................................................5
1.20     Plan Year................................................................................................5
1.21     Pre-April 1, 2002 Participant............................................................................5
1.22     Securities Act...........................................................................................5
1.23     Sysco....................................................................................................5
1.24     Trust....................................................................................................5
1.25     Voting Securities........................................................................................5

ARTICLE II      ELIGIBILITY.......................................................................................6

ARTICLE III     DEFERRAL..........................................................................................7
3.1      Election to Defer........................................................................................7
3.2      Failure to Elect.........................................................................................7
3.3      Revocation or Change of Election.........................................................................7
3.4      Timing and Form of Election..............................................................................7

ARTICLE IV      ACCOUNT...........................................................................................8
4.1      Establishing a Participant's Account.....................................................................8
4.2      Credit of the Participant's Deferral.....................................................................8
4.3      Deemed Investments.......................................................................................8
4.4      Procedure to Credit Interest Upon an Event of Distribution...............................................9

ARTICLE V       VESTING..........................................................................................11

ARTICLE VI      DISTRIBUTIONS....................................................................................12
6.1      Form and Time of Distribution...........................................................................12
6.2      Death/Beneficiary Designation...........................................................................13

6.3      Other Distribution Events...............................................................................13
6.4      Hardship Withdrawals....................................................................................14
6.5      Expenses Incurred in Enforcing the Plan.................................................................14
6.6      Responsibility for Distributions and Withholding of Taxes...............................................14
6.7      Acceleration of Payments Upon a Change of Control.......................................................15

ARTICLE VII     ADMINISTRATION...................................................................................16
7.1      Committee Appointment...................................................................................16
7.2      Committee Organization and Voting.......................................................................16
7.3      Powers of the Committee.................................................................................16
7.4      Committee Discretion....................................................................................17
7.5      Reimbursement of Expenses...............................................................................17

ARTICLE VIII    AMENDMENT AND/OR TERMINATION.....................................................................18
8.1      Amendment or Termination of the Plan....................................................................18
8.2      No Retroactive Effect on Account........................................................................18
8.3      Effect of Termination...................................................................................18

ARTICLE IX      FUNDING..........................................................................................19
9.1      Payments Under This Agreement Are the Obligation of Sysco...............................................19
9.2      Agreement May Be Funded Through Rabbi Trust.............................................................19
9.3      Reversion of Excess Assets..............................................................................19
9.4      Participants Must Rely Only on General Credit of Sysco..................................................20

ARTICLE X       MISCELLANEOUS....................................................................................21
10.1     Limitation of Rights....................................................................................21
10.2     Distributions to Incompetents or Minors.................................................................21
10.3     Nonalienation of Benefits...............................................................................21
10.4     Reliance Upon Information...............................................................................22
10.5     Severability............................................................................................22
10.6     Notice..................................................................................................22
10.7     Gender and Number.......................................................................................22
10.8     Governing Law...........................................................................................22
10.9     Effective Date..........................................................................................22

                           SECOND AMENDED AND RESTATED

                                SYSCO CORPORATION

                  BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN



         WHEREAS, Sysco Corporation has established the Sysco Corporation Board of Directors Deferred Compensation Plan, effective January 1, 1992, which plan was last amended and restated in its entirety by an instrument dated December 7, 1995 (the "Plan"); and

         WHEREAS, Sysco Corporation retained the right of those members of the Board of Directors who are not eligible to participate in the Plan to amend the Plan at any time by an instrument in writing; and

         WHEREAS, the Plan has been amended by the First Amendment to Plan dated May 10, 2000, and that Second Amendment to the Plan dated April 1, 2002; and

         WHEREAS, it has been determined that the Plan should again be restated to incorporate the First and Second Amendments to the Plan so that the Plan, as amended, is set forth in one document; and

         NOW, THEREFORE, Sysco Corporation amends and restates the Sysco Corporation Board of Directors Deferred Compensation Plan as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Account. "Account" means a Participant's Account in the Deferred Compensation Ledger maintained by the Committee which reflects the entire interest of the Participant in the Plan. Each Account shall reflect the Participant's compensation deferred under this Plan, as adjusted herein for deemed Investment earnings and losses and credited interest.

         1.2 Beneficiary. "Beneficiary" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         1.3 Board of Directors. "Board of Directors" means the Board of Directors of Sysco.

         1.4 Business Day. "Business Day" means any day on which the New York Stock Exchange is open for trading.

         1.5 Change of Control. "Change of Control" means the occurrence of one or more of the following events:

             (a) Any "person" including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of Sysco representing 20% or more of the combined voting power of Sysco's then outstanding Voting Securities;
             (b) Sysco is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Sysco immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of Sysco entitled to vote on such merger or consolidation, the stockholders of Sysco as of such record date, or
(ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c) below;

             (c) If at any time the following do not constitute a majority of the Board of Directors of Sysco (or any successor entity referred to in clause
(b) above): Persons who, prior to their election as a director of Sysco (or successor entity as applicable) were nominated, recommended, or endorsed by a formal resolution of the Board of Directors of Sysco;

             (d) If at any time during a calendar year a majority of the directors of Sysco are not persons who were directors at the beginning of the calendar year; and

             (e) Sysco transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of Sysco.

         1.6 Change of Control Payout Benefit. "Change of Control Payout Benefit" shall have the meaning set forth in Section 6.7(a).

         1.7 Change of Control Payout Election. "Change of Control Payout Election" shall have the meaning set forth in Section 6.7(a).

         1.8 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.9 Committee. "Committee" means the persons who are from time to time serving as Chairman of the Board, President, Secretary and Treasurer of Sysco. These persons shall constitute the members of the committee administering this Plan.

         1.10 Default Distribution Option. "Default Distribution Option" shall have the meaning set forth in Section 6.1(c).

         1.11 Default Investment. "Default Investment" shall mean a hypothetical investment with an investment return equal to the monthly average of the Moody's Average Corporate Bond Yield for the calendar year ending prior to the beginning of the Plan Year, plus 1%, or such other Investment designated by the Committee as the "Default Investment" on Exhibit "A" attached hereto.

         1.12 Deferred Compensation Ledger. "Deferred Compensation Ledger" means the ledger maintained by the Committee for each Participant which reflects the amount of the Participant's compensation deferred under this Plan, the credits and debits for deemed Investment earnings and losses pursuant to Section 4.3, interest credited pursuant to Section 4.4, and cash distributed to the Participant or the Participant's Beneficiaries pursuant to Article VI.

         1.13 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         1.14 Fair Market Value. "Fair Market Value" means, with respect to any Investment, the closing price on the date of reference, or if there were no sales on such date, then the closing price on the nearest preceding day on which there were such sales, and in the case of an unlisted security, the mean between the bid and asked prices on the date of reference, or if no such prices are available for such date, then the mean between the bid and asked prices on the nearest preceding day for which such prices are available. With respect to any Investment which reports "net asset values" or similar measures of the value of an ownership interest in the Investment, Fair Market Value shall mean such closing net asset value on the date of reference, or if no net asset value was reported on such date, then the net asset value on the nearest preceding day on which such net asset value was reported. For any Investment not described in the preceding sentences, Fair Market Value shall mean the value of the Investment as determined by the Committee in its reasonable judgment on a consistent basis, based upon such available and relevant information as the Committee determines to be appropriate.

         1.15 Installment Distribution Option. "Installment Distribution Option" shall have the meaning set forth in Section 6.1(b).

         1.16 Investment. "Investment" means the options set forth in Exhibit "A" attached hereto, as the same may be amended from time to time by the Committee in its sole and absolute discretion.

         1.17 Lump Sum Distribution Option. "Lump Sum Distribution Option" shall have the meaning set forth in Section 6.1(b).

         1.18 Participant. "Participant" means a member of the Board of Directors of Sysco who is not otherwise employed by Sysco or a subsidiary of Sysco, and any former member the Board of Directors of Sysco who has an Account in the Deferred Compensation Ledger.

         1.19 Plan. "Plan" means the Sysco Corporation Board of Directors Deferred Compensation Plan, as set forth in this document and amended from time to time.

         1.20 Plan Year. "Plan Year" means the calendar year.

         1.21 Pre-April 1, 2002 Participant. "Pre-April 1, 2002 Participant" shall have the meaning set forth in Section 4.3(b).

         1.22 Securities Act. "Securities Act" means the Securities Act of 1933, as amended from time to time.

         1.23 Sysco. "Sysco" means Sysco Corporation.

         1.24 Trust. "Trust" means the Sysco Corporation Board of Directors Deferred Compensation Trust created by separate agreement.

         1.25 Voting Securities. "Voting Securities" means any security which ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

                                   ARTICLE II

                                   ELIGIBILITY

         All members of the Board of Directors who are not otherwise employed by Sysco or a subsidiary of Sysco will be eligible to participate in this Plan.

                                   ARTICLE III

                                    DEFERRAL

         3.1 Election to Defer. Each Participant shall have the right to elect to defer a percentage of his Director's fees in any 10% increment which is not less than 20% nor more than 100% of his Director's fees. The election to defer is effective only if received by the Committee in proper form prior to the beginning of the Plan Year or Years for which it is to be applicable. Once a Plan Year has commenced the election to defer becomes irrevocable for that Plan Year.

         3.2 Failure to Elect. If the Committee fails to receive a Participant's election in proper form prior to the beginning of a Plan Year for which no prior election is effective, the Participant will deemed to have elected not to defer any portion of his Director's fees for that Plan Year.

         3.3 Revocation or Change of Election. Each Participant shall have the right to revoke or change any prior election to defer a portion or all of his Director's fees. Any revocation or change of election shall be effective only on a prospective basis beginning with the Plan Year next following the Committee's receipt of the revocation or change in proper form.

         3.4 Timing and Form of Election. The Committee shall have the right to make such rules and regulations regarding the election, revocation or change of election to defer as are not inconsistent with the requirements of Sections 3.1,
3.2 and 3.3, including establishing election periods, forms for election and all other pertinent matters.

                                   ARTICLE IV

                                     ACCOUNT

         4.1 Establishing a Participant's Account. The Committee will establish an Account for each Participant in a special Deferred Compensation Ledger which will be maintained by Sysco. Each Account will reflect the entire interest of the Participant in the Plan.

         4.2 Credit of the Participant's Deferral. The Committee will credit the amount of a Participant's deferral to the Participant's Account in the Deferred Compensation Ledger as it would have been paid during the Plan Year but for the deferral which was elected.

         4.3 Deemed Investments. The credit balance of the Participant's Account in the Deferred Compensation Ledger shall be deemed invested and reinvested from time to time in such Investments as shall be designated by the Participant in accordance with the following:

             (a) Upon commencement of participation in the Plan, each Participant shall make a designation of the Investments in which his or her Account will be deemed invested. The Investments designated by a Participant shall be deemed to have been purchased on the day on which the Participant's deferrals are credited to the Participant's Account, unless such day is not a Business Day, in which event the Investments shall be deemed to have been purchased on the first Business Day following such day. If a Participant has not made a designation of Investments in which his or her Account will be deemed invested, the credit balance of the Participant's Account will be deemed to be invested in the Default Investment.

             (b) Effective on and after April 1, 2002, those Participants who have amounts credited to their Account in the Deferred Compensation Ledger as of April 1, 2002 and who have not yet experienced an event giving rise to a distribution from the Plan pursuant to Section 6.2 or 6.3 (a "Pre-April 1, 2002 Participant"), shall make a designation of the Investments in which the credit balance of their Account shall be deemed invested, which credit balance shall be determined by crediting interest through March 31, 2002 under the provisions of the Plan in effect before April 1, 2002. If no designation of Investments is made by a Pre-April 1, 2002 Participant on or before April 1, 2002, the credit balance of such Participant's Account shall be deemed invested in the Default Investment as of April 1, 2002. Thereafter, such Pre-April 1, 2002 Participants shall have the right to change the Investments, including Default Investments, in which the Participant's Account is deemed invested in accordance with Section 4.3(c).

             (c) At such times and under such procedures as the Committee shall designate, each Participant shall have the right to (i) change the existing Investments in which the Participant's Account is deemed invested by treating a portion of the existing Investments in the Participant's Account as having been sold and the new Investments purchased; and (ii) change the Investments which are deemed purchased with future credits to the Participant's Account.

             (d) In the case of any deemed purchase of an Investment, the Participant's Account shall be decreased by a dollar amount equal to the quantity of Investment treated as purchased multiplied by the net asset value of such Investment as of such date or, if such date is not a Business Day, on the first Business Day following such date, and shall be increased by the quantity of Investment treated as purchased. In the case of any deemed sale of an Investment, the Participant's Account shall be decreased by the quantity of Investment treated as sold, and shall be increased by a dollar amount equal to the quantity of Investment treated as sold multiplied by the net asset value of such Investment as of such date or, if such date is not a Business Day, on the first Business Day following such date.

             (e) In the event a Participant or a Participant's Beneficiaries are entitled to receive a distribution pursuant to Section 6.2 or 6.3 the deemed Investments in the Participant's Account shall be treated as sold and credited with a dollar value in accordance with Section 4.3(d) above as of the date of the event giving rise to the distribution pursuant to Section 6.2 or 6.3. There shall be no additional credits or debits under this Plan for deemed Investment earnings or losses following the date of the event giving rise to the distribution pursuant to Section 6.2 or 6.3.

             (f) In no event shall the Company be under any obligation, as a result of any designation of Investments made by Participants, to acquire any Investment assets, it being intended that the designation of any Investment shall only affect the amounts ultimately paid to a Participant.

             (g) In determining the amounts of all debits and credits to the Participant's Account, the Committee shall exercise its reasonable best judgment, and all such determinations (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. If an error is discovered in the Participant's Account, the Committee, in its sole and absolute discretion, shall cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

         4.4 Procedure to Credit Interest Upon an Event of Distribution.

             (a) Crediting of Interest Prior to Commencement of Distribution. In the event a Participant or a Participant's Beneficiaries are entitled to receive a distribution pursuant to Section 6.2 or 6.3, the Participant's Account, as adjusted pursuant to Section 4.4(e), shall be credited with interest for the period beginning on the day following the day in which the event giving rise to the distribution occurs and ending on the last day of the month in which distribution payments commence. The interest rate shall be the interest rate determined in paragraph (c) below.

             (b) Installment Distribution Option. In the event that all or a portion of a Participant's Account is to be paid pursuant to the Installment Distribution Option, interest shall be credited to the declining balance of the Participant's Account which is to be paid pursuant to the Installment Distribution Option beginning immediately after the first installment is due and continuing until the final installment distribution is paid. The interest rate to be applied will be that rate determined under paragraph (c) for the last calendar year ending prior to the event giving rise to the distribution. This rate, once established, will be used until the distribution is complete and will be compounded annually.

             (c) Interest Rate. For purposes of this Section 4.4, the interest rate shall be the monthly average of the Moody's Average Corporate Bond Yield for the calendar year ending prior to the beginning of the Plan Year, plus 1% compounded annually.

             (d) Effective Date. This Section 4.4 shall apply to distributions made pursuant to distribution events that occur on and after April 1, 2002. The interest rate determined under the provisions of the Plan in effect before April 1, 2002 shall continue to be used for distributions made after April 1, 2002 attributable to distribution events that occurred before April 1, 2002.

                                    ARTICLE V

                                     VESTING

         The amount credited to a Participant's Account attributable to deferrals of directors' fees, adjusted for deemed Investment earnings and losses pursuant to Section 4.3, shall be 100% vested at all times. In addition, all interest credited pursuant to Section 4.4 shall be 100% vested at all times.

                                   ARTICLE VI

                                  DISTRIBUTIONS

         6.1      Form and Time of Distribution.

                  (a) Election, Revocation or Change of Election of the Form of Distribution. Each Participant shall have the right to elect, to revoke, or to change any prior election of the form of distribution at the time and under the rules established by the Committee. Each Participant may only elect a single distribution option, which election shall apply to all distribution events applicable to such Participant. The initial election of form of distribution if received by the Committee in proper form prior to the deferral of any Director's fees shall be effective upon receipt. All other elections of form of distribution and all revocations or changes of election of form of distribution shall be effective only if the election, revocation or change is received by the Committee in proper form one year prior to the event which requires a distribution under this Plan. During that one-year period prior to the effective date of such an election, revocation or change, the last effective election, revocation or change made by the Participant shall continue to remain in force.

                  (b) Option Forms Available. The options are:

                           (i) a lump sum payment (the "Lump Sum Distribution
Option");

                           (ii) equal quarterly or annual installments of
principal and interest, not to exceed twenty years (the "Installment Distribution Option"); and

                           (iii) a combination of the Lump Sum Distribution
Option and the Installment Distribution Option.

                  (c) No Effective Election. If there is no effective election as to form of distribution the Participant shall be conclusively deemed to have elected 10 equal annual installments of principal and interest (the "Default Distribution Option").

                  (d) Payment of Amounts Less Than $30,000.00. Notwithstanding any other provision of this Plan, if the amount to be distributed is less than $30,000.00 on the date the event occurred which requires distribution, the distribution shall be made in one lump sum.

                  (e) Commencement of Distributions. Distributions pursuant to this Section 6.1 shall commence as soon as administratively feasible after the event giving rise to the distribution, but not later than 90 days after the event giving rise to the distribution, provided that in the case of the death of the Participant, distributions shall not commence within the 30-day period following the Participant's death.

         6.2 Death/Beneficiary Designation. Upon the death of a Participant, the Participant's Beneficiary or Beneficiaries will receive the balance then credited to the Participant's Accounts in the Deferred Compensation Ledger at the time and in the manner provided in Section 6.1. Each Participant, at the time of making his initial deferral election, must file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant will be made in the event of his death prior to the complete distribution of the amount credited to his Account in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or, in the case of an entity, otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary who is an individual will be deemed to have predeceased the Participant if the Beneficiary dies within 30 days of the date of the Participant's death. If any Beneficiary survives the Participant but dies or, in the case of an entity, otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or, in the case of a Beneficiary which is an entity, to the Participant's spouse, if the spouse survives the Participant, or otherwise to the Participant's estate. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing by the Participant's spouse in a form acceptable to the Committee in order to be effective.

         6.3 Other Distribution Events. Upon the Participant's retirement, resignation or removal from the Board of Directors for any reason (including as a result of the Participant's disability), the Participant will receive the amount credited to the Participant's Account in the Deferred Compensation Ledger at the time and in the manner provided in Section 6.1.

         6.4 Hardship Withdrawals. Any Participant who is in pay status may request a hardship withdrawal. No hardship withdrawal can exceed the lesser of the amount credited to the Participant's Account or the amount reasonably needed to satisfy the emergency need. Whether a hardship exists and the amount reasonably needed to satisfy the emergency need will be determined by the Committee based upon the evidence presented by the Participant and the rules established in this Section. If a hardship withdrawal is approved by the Committee it will be paid within 10 days of the Committee's determination. A hardship for this purpose is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or any similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that the hardship is or may be relieved: (a) through reimbursement or compensation by insurance or otherwise,
(b) by liquidation of the Participant's assets, to the extent the liquidation of such assets will not itself cause severe financial hardship, or (c) by cessation of deferrals under this Plan. Such foreseeable needs for funds, as the need to send a Participant's child to college or the desire to purchase a home will not be considered to be a hardship.

         6.5 Expenses Incurred in Enforcing the Plan. Sysco will, in addition, pay a Participant for all legal fees and expenses incurred by him in contesting or disputing his removal from the Board of Directors or in seeking to obtain or enforce any benefit provided by this Plan if the removal occurs in the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs.

         6.6 Responsibility for Distributions and Withholding of Taxes. The Committee will furnish information to Sysco concerning the amount and form of distribution to any Participant entitled to a distribution so that Sysco may make or cause the Trust to make the distribution required. The Committee will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld.

         6.7 Acceleration of Payments Upon a Change of Control.

                  (a) If there is a Change of Control of Sysco, then any Participant or, if the Participant is deceased, the Participant's Beneficiary, shall be entitled to make an election (a "Change of Control Payout Election") to receive a lump sum payment in full satisfaction of all benefits to which the Participant or Beneficiary would otherwise be entitled under the Plan. A Change of Control Payout Election shall be made by written notice to the Committee by the electing person at any time after the Change of Control of Sysco. Notwithstanding anything herein to the contrary, the payment (the "Change of Control Payout Benefit") shall be made as soon as administratively feasible after receipt of the Change of Control Payout Election, but no later than 90 days from the date of receipt of the Change of Control Payout Election. If a Participant or Beneficiary makes a Change of Control Payout Election, the Change of Control Payout Benefit shall be the exclusive payment to which the Participant, the Participant's spouse and/or the Beneficiary will be eligible under the Plan and no benefit payments shall be made to a Participant or the Participant's Beneficiary pursuant to any other provision of this Plan following a Change of Control Payout Election, provided that a Participant who remains a member of the Board of Directors of the Company after making the Change of Control Payout Election shall not be precluded from further participation in the Plan with respect to future deferrals pursuant to Section 3.1 of the Plan to the extent such Participant otherwise continues to be eligible to make such election.

                  (b) A Participant's Change of Control Payout Benefit shall be determined as follows:

                           (i) If the Participant or the Participant's
Beneficiary has not received any payments pursuant to the Plan on or prior to the Change of Control Payout Election, the Change of Control Payout Benefit shall equal 90% of the balance of the Participant's Account as of the date of the Change of Control Payout Election.

                           (ii) If the Participant or the Participant's
Beneficiary has received payments pursuant to the Plan on or prior to the Change of Control Payout Election, the Change of Control Payout Benefit shall equal the sum of (A) 90% of the remaining principal balance of the installment payments due the Participant or the Participant's Beneficiary as of the date of the Change of Control Payout Election, and (B) interest on such remaining principal balance determined pursuant to Section 4.4 hereof from the date of the last installment paid pursuant to the Plan with respect to such Participant or Beneficiary through the date of payment of the Change of Control Payment Benefit.

                                   ARTICLE VII

                                 ADMINISTRATION

         7.1 Committee Appointment. The Committee will be comprised of the Chairman of the Board of Directors, the President, the Secretary and the Treasurer of Sysco. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 Committee Organization and Voting. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         7.3 Powers of the Committee. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                  (a) to make rules and regulations for the administration of the Plan;

                  (b) to construe all terms, provisions, conditions and limitations of the Plan;

                  (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

                  (d) to designate the persons eligible to become Participants;

                  (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

                           (i) differences of opinion arising between Sysco and
a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of payment of a benefit affected by a Change of Control; and

                           (ii) any question it deems advisable to determine in
order to promote the uniform administration of the Plan for the benefit of all parties at interest;

                  (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan; and

                  (g) to designate the investment options treated as Investments for purposes of this Plan.

         7.4 Committee Discretion. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. By way of amplification and without limiting the foregoing, the Company specifically intends that the Committee have the greatest possible discretion to construe the terms of the Plan and to determine all questions concerning eligibility, participation, and benefits. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decisions, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years.

         7.5 Reimbursement of Expenses. The Committee will serve without compensation for its services but will be reimbursed by Sysco for all expenses properly and actually incurred in the performance of its duties under the Plan.

                                  ARTICLE VIII

                          AMENDMENT AND/OR TERMINATION

         8.1 Amendment or Termination of the Plan. The members of the Board of Directors who are not eligible to participate may amend or terminate this Plan at any time by an instrument in writing.

         8.2 No Retroactive Effect on Account. No amendment will affect the rights of any Participant to the amounts then standing to his credit in his Account in the Deferred Compensation Ledger, to change the method of calculating Investment earnings and losses already accrued prior to the date of the amendment or to change a Participant's rights under any provision relating to a Change of Control after a Change of Control has occurred without the Participant's consent. However, the members of the Board of Directors who are not eligible to participate shall retain the right at any time to change in any manner the method of calculating Investment earnings and losses effective from and after the date of the amendment if it has been announced to the Participants.

         8.3 Effect of Termination. If the Plan is terminated, all amounts deferred by Participants and credited to a Participant's Account remain vested under Section 5.1, and Section 4.3 will be applied as if the Participant were entitled to and did retire on the date the Plan terminated. Distribution would commence in accordance with Section 6.3 as soon as conveniently practicable and interest during the distribution period would be calculated and credited in accordance with Section 4.4.

                                   ARTICLE IX

                                     FUNDING

         9.1 Payments Under This Agreement Are the Obligation of Sysco. Sysco will pay the benefits due the Participants under this Plan; however should it fail to do so when a benefit is due, the benefit will be paid by the trustee of that certain trust established pursuant to Section 9.2. In any event, if the Trust fails to pay for any reason, Sysco remains liable for the payment of all benefits provided by this Plan.

         9.2 Agreement May Be Funded Through Rabbi Trust. It is specifically recognized by both Sysco and the Participants that Sysco may, but is not required to, contribute any amount it finds desirable to a so-called "Rabbi Trust," established to accumulate assets sufficient to fund the obligations of Sysco under this Plan. However, under all circumstances, the rights of the Participants to the assets held in the Trust will be no greater than the rights expressed in this agreement. Nothing contained in any trust agreement which creates any funding trust or trusts will constitute a guarantee by Sysco that assets of Sysco transferred to that trust or those trusts will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors should Sysco become insolvent or bankrupt. Any trust agreement prepared to fund Sysco's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of Sysco in relation to their benefits under this Plan.

         9.3 Reversion of Excess Assets. Sysco may at any time request the recordkeeper for the Plan to determine the present Account balance, taking into account credits and debits arising from the deemed Investment earnings and losses in accordance with Section 4.3, as of the month end coincident with or next following the request, of all Participants and Beneficiaries of deceased Participants for which Sysco is or will be obligated to make payments under this Plan. If the fair market value of the assets held in the Trust, as determined by the Trustee as of that same date, exceeds the total of the accrued benefits of all Participants and Beneficiaries by 25%, Sysco may direct the trustee to return to it all of the excess funds. However, if there has been a Change of Control, for the purpose of determining if there are excess funds, all contributions made prior to the Change of Control will be subtracted from the fair market value of the assets held in the Trust as of the determination date but before the determination is made.

         9.4 Participants Must Rely Only on General Credit of Sysco. It is also specifically recognized by both Sysco and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of Sysco for the fulfillment of its obligations hereunder. Under all circumstances the rights of Participants to any asset held by Sysco will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by Sysco that the assets of Sysco will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of Sysco. Though Sysco has established and may fund a Rabbi Trust, as indicated in Section 9.2, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Participant in any asset held by Sysco, contributed to any such trust or otherwise designated to be used for payment of any of its obligations created in this agreement. No specific assets of Sysco have been or will be set aside, or will in any way be transferred to any trust or will be pledged in any way for the performance of Sysco's obligations under this Plan which would remove such assets from being subject to the general creditors of Sysco.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Limitation of Rights. Nothing in this Plan will be construed:

              (a) to give any member of the Board of Directors any right to be designated a Participant in the Plan;

              (b) to give a Participant any right with respect to the fee or compensation deferred, the deemed Investment earnings and losses, or the interest credited in the Deferred Compensation Ledger, except in accordance with the terms of this Plan;

              (c) to limit in any way the right of Sysco to remove a Participant from the Board of Directors at any time;

              (d) to evidence any agreement or understanding, expressed or implied, that Sysco will retain a Participant as a member of the Board of Directors for any particular remuneration; or

              (e) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of Sysco.

         10.2 Distributions to Incompetents or Minors. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

         10.3 Nonalienation of Benefits. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have Sysco hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         10.4 Reliance Upon Information. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied to it by any officer of Sysco, Sysco's legal counsel, Sysco's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         10.5 Severability. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         10.6 Notice. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if submitted in writing and hand-delivered or sent by U.S. mail to the principal office of Sysco or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand-delivery or if delivery is by mail, as of the date shown on the postmark.

         10.7 Gender and Number. Words used in this Plan of one gender are to be construed as though they were also used in another gender in all cases where they would so apply and likewise words in the singular or plural are to be construed as though they also included the other in all cases where they would so apply.

         10.8 Governing Law. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         10.9 Effective Date. This Plan will be operative and effective on January 1, 1992.

         IN WITNESS WHEREOF, Sysco has executed this document as of April 1, 2002, amending and restating the Plan to incorporate the First and Second Amendments into the last previously amended and restated Plan which was executed December 7, 1995.

                                     SYSCO CORPORATION



                                     By:    /s/ Diane Day Sanders
                                        ---------------------------------------
                                     Name:    Diane Day Sanders
                                          -------------------------------------
                                     Title:   Vice President and Treasurer
                                           ------------------------------------

                                   EXHIBIT "A"




                               INVESTMENT OPTIONS





                                   [ATTACHED]

                                                         Effective April 1, 2002



                                SYSCO CORPORATION
                  BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN


                               INVESTMENT OPTIONS


         The following are the "Investments" that are available under the Sysco Corporation Board of Directors Deferred Compensation Plan:


         MUTUAL FUNDS

                         FUND                                         FUND MANAGER
                         ----                                         ------------
             Fidelity VIP Growth                            Fidelity Management & Research Co.
             Large Cap Value                                T. Rowe Price Associates Inc.
             Equity Index                                   SSgA Funds Management
             Small/Mid Cap CORE                             Goldman Sachs Asset Management
             Frontier Capital Appreciation                  Frontier Capital Management
             Small Cap Value                                T. Rowe Price Associates Inc.
             Brandes International Equity                   Brandes Investment Partners
             Emerging Markets Equity                        Morgan Stanley Investment Management
             Bond Index                                     Mellon Bond

         OTHER

         Moody's Average Corporate Bond Yield, plus 1%, as described in Section
1.11 of the Plan.